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                                                                   EXHIBIT 10.19


                           EDDIE BAUER HOLDINGS, INC.
           SENIOR OFFICER CHANGE IN CONTROL COMPENSATION BENEFITS PLAN
                              PARTICIPANT AGREEMENT

THIS PARTICIPANT AGREEMENT (this "Agreement") is made effective as of the Effective Date set forth below, by and between EDDIE BAUER HOLDINGS, INC., a Delaware corporation ("Company"), and _______________________________, an
officer of Company ("Participant"), with respect to the following facts and premises:

1. Participant has been designated as a "Participant" in the Company's SENIOR OFFICER CHANGE IN CONTROL COMPENSATION BENEFITS PLAN (the "Plan");

2. The Plan has an arbitration provision that Participant must agree to as a condition to participate in the Plan.

3. The Plan requires that the Company establish a Participant Agreement for each Participant.

THEREFORE, the Company and Participant agree as follows:

A. PARTICIPATION DATE. The date when this Agreement shall be effective between the parties (the "Participation Date") is: _____________ __, 200_.

B. AGREEMENT TO ARBITRATE. Participant and Company hereby agree to the arbitration provisions in Section 7.3 of the Plan. Participant and Company hereby acknowledge that the arbitration provisions in the Plan constitute the exclusive mechanism for resolving any disputes between the parties relating to the interpretation, administration and benefits of the Plan and that by agreeing to the arbitration provisions in the Plan, the parties are waiving any right to litigate such dispute in a court of law, including any right to a trial by jury.

C.   GENERAL PROVISIONS.

     1. PLAN PROVISIONS. All terms, conditions and provisions of the Plan, as it may be amended from time to time, are fully incorporated in this Agreement as if fully set forth herein. The language of the Plan shall supersede and control over any conflicting provisions of this Agreement.

     2. AMENDMENT. This Agreement may be amended only by an express written agreement between the parties specifically referring to and reflecting an intent to amend this Agreement.

     3. TAX AND LEGAL. Participant is not relying upon Company or anyone representing Company for legal or tax advice, representations or warranties (and acknowledges that none has been given) in connection with this Agreement and the Plan benefits, rights, interests and obligations. Participant acknowledges his/her right to consult (at his/her personal expense) with personal legal and tax advisors for all aspects of the Plan and this Agreement. Company makes no representation and the Company shall have no liability to any Participant or any other person if any Separation Benefits or Other Benefits provided pursuant to the terms of the Plan are determined to constitute "nonqualified deferred compensation" within the meaning of
          Section 409A of the Code and the payment terms of such Separation Benefits do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and
          Section 4.3 of the Plan.

     4. BINDING EFFECT. This Agreement is binding on and (to the extent expressly permitted by the terms of this Agreement and the Plan) shall inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns.

     5. DEFINED TERMS. Except as provided herein, all capitalized terms used in this Agreement have the same meaning and definition as set forth in the Plan.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and Participant has executed this Agreement, in the City of Seattle, Washington.

                                     COMPANY

                                     EDDIE BAUER HOLDINGS, INC.


                                     By:
                                         ---------------------------------------
                                         Fabian Mansson, Chief Executive Officer

                                     Date:
                                           ---------------


                                     PARTICIPANT


                                     By:
                                         ---------------------------------------
                                         [name]

                                     Date:
                                           ---------------


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